                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 20, 2005

                             HAWAIIAN HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                      1-31443                71-0879698
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

                             12730 HIGH BLUFF DRIVE
                                    SUITE 180
                               SAN DIEGO, CA 92130
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 523-0171

ITEM 8.01.    Other Events.

         As previously disclosed in the Registrant's Current Report on Form 8-K filed on March 21, 2003, the Registrant's Form 12b-25 filed on March 21, 2003, and the Registrant's Form 12b-25 filed on April 30, 2003, on March 21, 2003
Hawaiian Airlines, Inc. ("Hawaiian Airlines"), the sole operating subsidiary of the Registrant, filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Chapter 11 Filing") in the United
States Bankruptcy Court for the District of Hawaii (the "Bankruptcy Court")
(Case No. 03-00827).

         On April 20, 2005, Hawaiian Airlines filed its unaudited Monthly
Operating Report for the month of March 2005 (the "Operating Report") with the
Bankruptcy Court. Pursuant to the Registrant's disclosure contained in the
Registrant's Form 12b-25 that was filed on August 14, 2003, the Registrant is furnishing the Operating Report as an exhibit to this Form 8-K. Exhibit 99.1 to this Current Report on Form 8-K contains a copy of the Operating Report as filed with the Bankruptcy Court. The Operating Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities
Act of 1933, as amended, except as shall be expressly set forth in such filing.

         THE OPERATING REPORT HAS NOT BEEN PREPARED BY THE REGISTRANT OR
REVIEWED BY THE REGISTRANT PRIOR TO ITS SUBMISSION TO THE BANKRUPTCY COURT,
CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN
AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, IS NOT PRESENTED IN ACCORDANCE
WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE
RECONCILIATION OR ADJUSTMENTS. THE REGISTRANT OBTAINED THE OPERATING REPORT FROM
COUNSEL TO HAWAIIAN AIRLINES AS SUCH COUNSEL INDICATED SUCH REPORT HAD BEEN
FILED WITH THE BANKRUPTCY COURT. THE REGISTRANT HAS NO MEANS TO INDEPENDENTLY
VERIFY THE INFORMATION CONTAINED IN THE OPERATING REPORT. THE OPERATING REPORT
MAY ALSO CONTAIN INFORMATION FOR PERIODS THAT ARE SHORTER OR OTHERWISE DIFFERENT
FROM THOSE CONTAINED IN THE REGISTRANT'S REPORTS REQUIRED TO BE MADE PURSUANT TO
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REGISTRANT MAKES NO
REPRESENTATIONS OR WARRANTIES WHATSOEVER AS TO ANY OF THE INFORMATION CONTAINED
IN THE OPERATING REPORT. FOR THESE REASONS, THE REGISTRANT CAUTIONS READERS NOT
TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE OPERATING REPORT.
THE OPERATING REPORT IS BEING PROVIDED SOLELY FOR INFORMATION PURPOSES.

         This current report on Form 8-K contains "forward-looking statements"
within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of the Registrant with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the Registrant and
Hawaiian Airlines that may cause the actual results of the Registrant and
Hawaiian Airlines to be materially

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different from any future results, expressed or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:
the ability of the Registrant and Hawaiian Airlines to continue as a going concern; risks associated with the ratification of the proposed agreements with
Hawaiian Airlines' labor unions; the ability of Hawaiian Airlines to obtain a final order from the Bankruptcy Court with respect to the Chapter 11 case, to consummate the joint plan of reorganization and to emerge from bankruptcy; the ability of Hawaiian Airlines to obtain and maintain normal terms with vendors and service providers; aviation fuel costs; the ability of Hawaiian Airlines to maintain contracts that are critical to its operations; the ability of Hawaiian
Airlines to fund and execute its business plan; the ability of the Registrant and Hawaiian Airlines to attract, motivate and/or retain key executives and associates; the ability of Hawaiian Airlines to attract and retain customers;
demand for transportation in the markets in which Hawaiian Airlines operates;
economic conditions; the effects of any hostilities or act of war (in the Middle
East or elsewhere) or any terrorist attack; the effects of seasonality and cyclicality; Hawaiian Airlines' dependence on tourism; Hawaiian Airlines'
reliance on third parties for facilities and services (including, without limitation, aircraft maintenance, code sharing, reservations, computer services, frequent flyer programs, passenger processing, ground facilities, baggage and cargo handling and personnel training); maintenance costs and possible unavailable aircraft; labor costs and possible work stoppages; financing costs;
the cost and availability of insurance, including aircraft insurance;
security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation, including the Aviation and Transportation Security Act and other
September 11, 2001 related regulations; consumer perceptions of the products of
Hawaiian Airlines; and other risks and uncertainties set forth from time to time in the Registrant's reports to the Securities and Exchange Commission.

ITEM 9.01.    Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired.

              Not Applicable/None

         (b)  Pro Forma Financial Information.

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               Not Applicable/None

          (c)  Exhibits.

               Exhibit Number       Document Description
               --------------       --------------------
                   99.1             Hawaiian Airlines, Inc. Monthly Operating
                                    Report, dated
                                    April 20, 2005,
                                    to the Bankruptcy
                                    Court for the
                                    period ending
                                    March 31, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2005

                                       HAWAIIAN HOLDINGS, INC.

                                       By: /s/ Randall L. Jenson
                                           ------------------------
                                           Randall L. Jenson
                                           Vice President
                                           and Chief Financial Officer

                                      -5-

EXHIBIT INDEX

Exhibit No.
-----------
99.1           Hawaiian Airlines, Inc. Monthly Operating Report dated April
               20, 2005, to the Bankruptcy Court for the period ending March
               31, 2005.

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